Exhibit 10.13

First Amendment of Management Agreement

This First Amendment of Management Agreement, effective June 30, 2010, modifies the Management Agreement dated June 29, 2010 among Goldman, Sachs & Co., THL Managers V, LLC, and MFI Holding Corporation.

1. Michael Foods, Inc. hereby takes the place of MFI Holding Corporation as a party to the Management Agreement. All references to “Company” in the Management Agreement shall refer to Michael Foods, Inc.

2. Paragraph 9 of the Management Agreement (Notices) is hereby amended as to notices to the Company:

To the Company:	Michael Foods, Inc.
301 Carlson Parkway – Suite 400
Minnetonka, MN 55305
	Facsimile:	(952) 258-4911
	Attention:	James E. Dwyer, Jr.
Mark Westphal

With a copy to:	General Counsel’s Office
Michael Foods, Inc.
301 Carlson Parkway – Suite 400
Minnetonka, MN 55305
	Facsimile:	(952) 258-4208
	Attention:	Carolyn V. Wolski

MFI HOLDING CORPORATION		MICHAEL FOODS, INC.

By:	/s/ James E. Dwyer, Jr.	By:	/s/ James E. Dwyer, Jr.
	James E. Dwyer, Jr.		James E. Dwyer, Jr.
	Chief Executive Officer & President		Chief Executive Officer & President

ACCEPTED AND AGREED BY:

GOLDMAN, SACHS & CO.		THL MANAGERS V, LLC

		By:	Thomas H. Lee Partners, L.P., its Managing Member

		By:	THL Equity Advisors V, L.P., its General Partner

By:	/s/ Goldman, Sachs & Co.	By:	/s/ Kent R. Weldon
	Adrian Jones		Kent R. Weldon
	Managing Director		Managing Director